                  NATIONS VARIABLE ANNUITY (SERIES II AND IIR)
                              SEPARATE ACCOUNT TWO
                         HARTFORD LIFE INSURANCE COMPANY

                               FILE NO. 333-69489



   SUPPLEMENT DATED NOVEMBER 12, 2003 TO THE PROSPECTUS DATED NOVEMBER 3, 2003

              SUPPLEMENT DATED NOVEMBER 12, 2003 TO YOUR PROSPECTUS

Effective at the close of trading on the New York Stock Exchange on January 22, 2004, the Nations Capital Growth Portfolio Sub-Account will be closed to new and subsequent premium payments and transfers of Contract Value.

On August 28, 2003, the Board of Trustees of Nations Separate Account Trust (the "Trust") approved a proposal to merge Nations Capital Growth Portfolio into Nations Marsico Growth Portfolio, another series of the Trust (the "Merger"). If approved by Fund shareholders, the Merger is expected to be completed on or about January 23, 2004. Upon completion of the Merger, the Nations Capital Growth Portfolio Sub-Account will no longer be available.

As a result, if any of your Contract Value is currently invested in the Nations Capital Growth Portfolio Sub-Account, that Contract Value will be merged into the Nations Marsico Growth Portfolio Sub-Account. If any portion of your future premium payments are allocated to the Nations Capital Growth Portfolio Sub-Account, you should re-direct that allocation to another Sub-Account available under your Contract before the close of trading on the New York Stock Exchange on January 22, 2004. Effective as of the close of trading of the New York Stock Exchange on January 22, 2004, we will not process any transaction that includes an allocation to the Nations Capital Growth Portfolio Sub-Account.

Effective as of the close of trading of the New York Stock Exchange on January 22, 2004, any Dollar Cost Averaging, InvestEase(R), Asset Rebalancing Program or other administrative program that includes transfers of Contract Value or allocations to the Nations Capital Growth Portfolio Sub-Account will be terminated and you will have to re-enroll if you wish to continue after January 22, 2004. However, unless you direct us otherwise, any Automatic Income programs established on or before January 22, 2004 will continue uninterrupted.

Effective as of October 1, 2003, the investment sub-adviser for Nations Capital Growth Portfolio changed from BACAP's Growth Strategies Team to Marsico Capital Management, LLC. Effective as of October 1, 2003, the Nations Capital Growth Portfolio investment objective was changed to long-term growth of capital.

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-4286